UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): September 2, 2004
                                                  -----------------

                             Warrantech Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-13084                       13-3178732
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)           (IRS Employer
      of Incorporation)                                      Identification No.)

      2200 Highway 121, Suite 100, Bedford, Texas                          76021
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: 800-544-9510
                                                   ---------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On September 2, 2004, Warrantech issued a press release announcing its financial and operating results for the fiscal quarter ended June 30, 2004, which were previously reported in the Form 10-Q filed with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

    (c)  Exhibits.

         99.1 Earnings Press Release , dated September 2, 2004

The information in this Current Report on Form 8-K and the exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WARRANTECH CORPORATION
                                           ----------------------
                                           (Registrant)

Date:  August 25, 2004                     By: /s/ Richard F. Gavino
                                               --------------------------------
                                               Richard F. Gavino
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


----------------------------------------------------------------------------------------------------------
     Exhibit #                                  Description                                  Page #
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
       99.1            Press Release of Warrantech Corporation dated August 25, 2004.          4
----------------------------------------------------------------------------------------------------------